The PBHG Funds, Inc.
                                 Code of Ethics




Adopted:  April __, 2000

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                                Executive Summary

     This is a summary of the restrictions and reporting/certification requirements imposed on Access Persons by this Code. Capitalized terms are defined in Section I of the Code. Do not rely on this summary as a complete statement of the restrictions and reporting/certification requirements. Please refer to the appropriate Section of the Code for more complete information.

Restrictions on Access Persons (Section III of the Code):

o Do not defraud, mislead or manipulate the Fund in connection with the Purchase or Sale of a Security Held of to be Acquired by the Fund.

o Pre-clear every Purchase or Sale of Beneficial Ownership in a Security with the Review Officer.

o Do not acquire Beneficial Ownership of a Security as part of an Initial Public Offering

o Do not profit from the Purchase and Sale or Sale and Purchase of Beneficial Ownership in the same Security within a 60 calendar day period.

o Pre-clear every Purchase of Sale of Beneficial Ownership in a Limited Offering with the Review Officer.

o Do not accept any position with any company, partnership or other entity until approved by the Review Officer.

o Do not accept any Gift worth more than $100 from any person or entity doing business with the Fund until approved by the Review Officer.

o Do not accept or consider any Gift when exercising fiduciary duties on behalf of the Fund.

Reporting and Certification Requirements for Access Persons (Section IV of the
Code):

o Submit duplicate Security Trade Confirmations and Account Statements to the Review Officer.

o Submit a signed and dated Initial Holdings Report to the Review Officer no later than 10 days after becoming an Access Person.

o Submit a signed and dated Quarterly Transaction Report to the Review Officer no later than 10 days after the end of each calendar quarter.

o Submit a signed and dated Annual Holdings Report to the Review Officer no later than 30 days after the calendar year end.

o Submit a signed and dated Annual Certification to the Review Officer no later than 30 days after the calendar year end.

o Immediately report any Beneficial Ownership of more than 1/2 of 1% of an entity's outstanding shares to the Review Officer.

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                              The PBHG Funds, Inc.
Code of Ethics


     This Code of Ethics is adopted by the Board of Directors of The PBHG Funds, Inc. (the "Fund") in accordance with Rule 17j-1(c) under the Investment Company Act of 1940, as amended (the "Act"), and the Recommendations of the Investment Company Institute Advisory Group on Personal Investing. This Code of Ethics is based upon the principle that the directors and officers of the Fund, and certain affiliated persons of the Fund and its investment advisers and sub-advisers, owe a fiduciary duty to, among others, the shareholders of the Fund to conduct their affairs, including their personal securities transactions, in such manner to avoid (i) serving their own personal interests ahead of shareholders; (ii) taking inappropriate advantage of their position with the Fund; and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility. This fiduciary duty includes the duty of the investment advisers to the portfolios of the Fund to report material violations of this Code of Ethics to the Board of Directors of the Fund.


     I.         Definitions

         Access Person(s) means every director, officer, Investment Personnel or Advisory Person of the Fund. The term does not include (a) any director, officer, Investment Personnel or Advisory Person of the Fund that is subject to a code of ethics of the Fund's investment adviser, sub-adviser, administrator, sub-administrator or distributor that has been reviewed and approved by the Board of Directors of the Fund and
         (b) any director of the who is not an "interested person" of the Fund as defined in section 2(a)(19) of the Act, except where such director knows, in the ordinary course of fulfilling his or her official duties as a director of the Fund that the Security is a Security Held or to be Acquired by the Fund, its investment adviser, or its sub-adviser.

         Advisory Person means (a) any employee of the Fund (or any company in a Control relationship to the Fund) who, in connection with his or her regular functions or duties, normally makes, participates in, or obtains current information regarding the Purchase or Sale of a Security by the Fund, or whose functions relate to the making of any recommendations with respect to such Purchase or Sale and (b) any natural person in a Control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the Purchase or Sale of a Security by the Fund.

         Beneficial Ownership means any direct or indirect pecuniary interest in or any direct or indirect influence or control over a Security or Limited Offering. An example of influence or control is any voting or investment

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         discretion. In general, an Access Person will be considered the beneficial owner of any Security or Limited Offering held in the name of (i) a spouse or domestic partner, (ii) a minor child, (iii) a relative who resides in the Access Person's house, or (iv) any other person if the Access Person has direct or indirect influence or control over the Security or Limited Offering. Overall, Beneficial Ownership will be determined in accordance with Section 16 of the Securities Exchange Act of 1934.

         Control(s) means the power to exercise a controlling influence over the management or policies of a company, unless this power is solely the result of an official position with the company. For example, ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder of those securities control over the company. A natural person is presumed not to be a controlled person. Overall, control will be determined in accordance with the definition set forth in Seciton 2(a)(9) of the Act.

     Initial Public Offering means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Investment Personnel means (a) any employee of the Fund (or of any company in a control relationship to the Fund) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the Purchase or Sale of securities by the Fund and (b) any natural person who Controls the Fund and who obtains information concerning recommendations made to the Fund regarding the Purchase or Sale of securities by the Fund.

         Limited Offering(s) means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rules 504, 505, or 506 under the Securities Act of 1933. The term includes so-called private placements such as any investment limited partnership that is exempt from registration.

         Personal Account means any Security or Limited Offering account in which an Access Person has Beneficial Ownership. For example, a Personal Account would include any brokerage account maintained by an Access Person or the spouse of an Access Person at Merrill Lynch, Ameritrade or at any other discount or full service broker.

         Purchase or Sale includes, among other things, every direct or indirect acquisition or sale and the writing of an option to purchase or sell.

         Review Officer means the Chief Compliance Officer of Pilgrim Baxter & Associates, Ltd. or his/her designee.

         Security has the same meaning as that set forth in Section 2(a)(36) of the Act. It includes such things as stocks, SPDRs and municipal bonds. It does not include securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper,

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         high quality short-term debt instruments, including repurchase agreements and shares of registered open-end mutual funds.

         Security Held or to be Acquired by the Fund means any Security which, within the past 15 days: (i) is or has been held by the Fund or (ii) is being or has been considered by the Fund for purchase by the Fund.

II.      Restrictions on Access Persons

         Fund Relations:

         o Do not defraud, mislead or manipulate the Fund in connection with the Purchase or Sale of a Security Held or to be Acquired by the Fund.

                           Access Persons are prohibited from directly or indirectly using any act, device, scheme, artifice, practice or course of conduct to defraud, mislead or manipulate the Fund in connection with the Purchase or Sale of a Security Held or to be Acquired by the Fund. Access Persons are also prohibited from making any untrue statement of material fact to the Fund and from omitting to state a material fact necessary in order to make the statement made to the Fund, under the circumstances, not misleading.


     Personal Transactions in a Security

              o Pre-clear every Purchase or Sale of Beneficial Ownership in a
                Security with the Review Officer.

                           Access Persons must pre-clear every Purchase or Sale of Beneficial Ownership in a Security with the Review Officer. There are 4 exceptions to this restriction. See Section III of the Code for more information, including the 4 exceptions to this restriction.

              o Do not acquire Beneficial Ownership of a Security as part of an
                Initial Public Offering.

                           Access Persons are prohibited from directly or indirectly acquiring Beneficial Ownership in a Security as part of an Initial Public Offering by an issuer.

              o Do not profit from the Purchase and Sale or Sale and Purchase of Beneficial Ownership in the same Security within a 60 calendar day period.

                           Access Persons are prohibited from profiting from the Purchase and Sale or Sale and Purchase of Beneficial Ownership in the same Security within a 60 calendar day period.

                           This restriction does not apply to the exercise or expiration of an option over which the Access Person has no discretion.

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                           As requested by an Access Person, the Review Officer
                           may, in his discretion, grant other exceptions to this restriction on a case-by-case basis.


          Personal Transactions in a Limited Offering

          o Pre-clear every Purchase of Sale of Beneficial Ownership in a Limited Offering with the Review Officer.

                    Access Persons must pre-clear every Purchase or Sale of Beneficial Ownership in a Limited Offering with the Review Officer. See Section III of the Code for more information.


          Positions with a Company, Partnership or other Entity

          o Do not accept any position with any company, partnership or other entity until approved by the Review Officer.

                    Access Persons shall not accept a position as a director, trustee, general partner or officer of a public or private company or partnership until the Review Officer approves accepting the position.

                    In general, the Review Officer will approve the acceptance of these positions if they are consistent with Fund interests.


          Gifts

          o Do not accept any Gift worth more than $100 from any person or entity doing business with the Fund until approved by the Review Officer.

                    Access Persons are prohibited from accepting any gift, favor, gratuity or other item ("Gift") with a fair market value greater than $100 from any person or entity doing business with the Fund until the Review Officer approves the Gift.

                    A Gift does not include occasional participation in lunches, dinners, cocktail parties, sporting activities or similar gatherings conducted for business purposes.

          o Do not accept or consider any Gift when exercising fiduciary duties on behalf of the Fund.

                    Access Persons are prohibited from accepting any Gift, allowing any member of their family to accept any Gift,

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                    and considering any Gift already received by them or their family when exercising their fiduciary duties on behalf of the Fund.

III.      Procedures for Pre-Clearing Personal Transactions

          Purchase or Sale of Beneficial Ownership in a Security

          o As stated in Section II of this Code, Access Persons must pre-clear every Purchase or Sale of Beneficial Ownership in a Security with the Review Officer.

          o This means that Access Persons must obtain prior written approval from the Review Officer before effecting any Purchase or Sale of a Security.

               Exceptions: This pre-clearance/approval process does not apply to the following:

               (a) Purchase or Sale that is non-volitional on the part of the Access Person, including a purchase or sale upon the exercise of puts or calls written by the Access Person and sales from a margin account, pursuant to a bona fide margin call

               (b) Purchase that is part of an automatic dividend reinvestment plan

               (c) Purchase effected upon the exercise of rights issued by an issuer pro rata to all holders of the Security, to the extent such rights were acquired from the issuer and sales of such rights so acquired

               (d)  An acquisition of a Security through a gift or bequest

          o Pre-Clearance requests for the Purchase or Sale of a Security must be submitted on a Pre-Authorization Personal Securities Transaction form which may be obtained from the Review Officer.

          o The Review Officer will notify Access Persons whether their pre-clearance request is approved or denied.

          o Pre-Clearance approval by the Review Officer is valid for only two (2) business days. Any Purchase or Sale of a Security not completed within this period must be pre-cleared again before effected.

          o The Review Officer may approve the Purchase or Sale of a Security which appears upon reasonable inquiry and investigation to present no reasonable likelihood of harm to the Fund and is in accordance with Rule 17j-1 under the Act.

                    Note: These transactions would normally include (a) the Purchase or Sale of a Security that is not a Security Held or to be Acquired by the Fund and (b) the Purchase or Sale of up to 1,000 shares of a Security that is a Security Held or to be Acquired by the Fund if (i) the issuer has a market capitalization of over $1 billion and (ii) that Security is not then currently on the Fund's trading blotter.

          o The Review Officer reports every Purchase and Sale of a Security by an Access Person to the Board of Directors of the Fund.

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          Purchase or Sale of Beneficial Ownership in a Limited Offering

          o As stated in Section III of this Code, Access Persons must pre-clear every Purchase or Sale of Beneficial Ownership in a Limited Offering with the Review Officer.

          o This means that Access Persons must obtain prior written approval from the Review Officer before effecting any Purchase or Sale of Beneficial Ownership in a Limited Offering.

          o Access Persons must supply the Review Officer with a copy of the Offering Memorandum for the Limited Offering at the time the Access Person submits his/her pre-clearance approval request.

          o Access Persons must execute a certificate of representation which certifies: (a) his/her obligations under the Code of Ethics; (b) the restrictions imposed upon him/her in connection with an acquisition of Beneficial Ownership in a Limited Offering and (c) the accuracy of any statements or representations made by him/her in connection with the pre-clearance approval process. This certificate is may be obtained from the Review Officer.

          o In determining whether to grant approval, the Review Officer will take into account, among other factors, whether the investment opportunity should be reserved for the Fund and whether the investment opportunity is being offered to the Access Person by virtue of his of her position with the Fund.

          o The Access Person may not be a selling shareholder in the Initial Public Offering or any subsequent unwritten offering by the entity. Access Persons may petition the Revie Officer for relief from this restriction.

          o    Access Persons must hold the Limited Offering for the longer of
               (i) the holding period which would be applicable pursuant to Rule 144 or (ii) 12 months. Access Persons may petition the Review Officer for relief from this mandatory holding period.

          o The Review Officer will maintain a list of entities in which Access Persons have acquired a Limited Offering. This list will periodically be compared to the Fund's trading records.


IV.       Reporting and Certification Requirements for Access Persons

          o Submit duplicate Security Trade Confirmations and Account Statements to the Review Officer.

               Access Persons must direct each broker, dealer and bank that places a Purchase or Sale of a Security on behalf of the Access Person to send a duplicate copy of the trade confirmation to the Review Officer.

               Access Persons also must direct each broker, dealer and bank at which a Security is held in an account for the direct or indirect benefit of the

               Access Person to send a duplicate account statement to the Review Officer.

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               A sample letter instructing the broker, dealer or bank to send duplicate trade confirmations and account statements may be obtained from the Review Officer.

               Access Persons may comply with the duplicate trade confirmation/account statement requirement by directly providing the Review Officer with a copy of every such trade confirmation and account statement.


          o Submit a signed and dated Initial Holdings Report to the Review Officer no later than 10 days after becoming an Access Person.

               Access Persons must submit a signed and dated Initial Holdings Report to the Review Officer no later than 10 days after becoming an Access Person under this Code.

               The Initial Holdings Report may be obtained from the Review Officer.

               The Initial Holding Report must contain the following information, as of the date the individual became an Access
               Person:

               (a) the title, number of shares and principal amount of every Security and Limited Offering in which the Access Person has Beneficial Ownership;

               (b) the account name and number of every Personal Account and the name of the broker, dealer or bank where the Personal Account is maintained and

               (c)  the date the Report is submitted to the Review Officer.

                    Notes: In providing this information, Access Persons may
                           cross reference any trade confirmations and account statements submitted to the Review Officer.

                           If there is no Security, Limited Offering or Personal Account information to report, check the boxes to that effect on the Initial Holdings Report.

                    The Initial Holdings Report may contain a statement that the report will not be construed as an admission by the Access Person that he has any Beneficial Ownership in any Security or Limited Offering listed in the report.

          o Submit a signed and dated Quarterly Transaction Report to the Review Officer no later than 10 days after the end of each calendar quarter.

               Access Persons must submit a signed and dated Quarterly Transaction Report to the Review Officer no later than 10 days after the end of each

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               calendar quarter.

               The Quarterly Transaction Report may be obtained from the Review Officer.

               The Quarterly Transaction Report must contain the following information:

               (a) for every Purchase or Sale of Beneficial Ownership in a Security or Limited Offering placed during the quarter:

                    (i) the date of the Purchase or Sale, the title, interest rate and maturity date (if applicable), number of shares and principal amount of the Security or Limited Offering;

                    (ii) the nature of the Purchase or Sale (i.e., purchase, sale or other type of acquisition or disposition);

                    (iii) the price at which the Purchase or Sale of a Security or Limited Offering was placed;

                    (iv) the name of the broker, dealer or bank with or through which the Purchase or Sale was placed, including the account name and number of the Personal Account and

                    (v)   the date the Report is submitted to the Review
                          Officer.

               (b)  For every Personal Account opened during the quarter:

                    (i) the name of the broker, dealer or bank with whom the Personal Account was opened;

                    (ii)  the account name and number of the Personal Account;

                    (iii) the date the Personal Account was opened and

                    (iv)  the date the Report is submitted to the Review
                          Officer.


                    Notes: In providing this information, Access Persons may
                           cross reference any trade confirmations and account statements submitted to the Review Officer.

                           If there is no Security, Limited Offering or Personal Account information to report, check the boxes to that effect on the Quarterly Transaction Report.

                    The Quarterly Transaction Report may contain a statement that the report will not be construed as an admission by the Access Person that he has any Beneficial Ownership in any Security or Limited Offering listed in the report.



          o Submit a signed and dated Annual Holdings Report to the Review Officer no later than 30 days after the calendar year end.

                    Access Persons must submit a signed and dated Annual Holdings Report to the Review Officer no later than 30 days after the calendar year end.

                    The Annual Holdings Report may be obtained from the Review Officer.

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                    The Annual Holdings Report must contain the following
                    information, as of a date no more than 30 days before the report is submitted:

                    (a) the title, number of shares and principal amount of every Security and Limited Offering in which the Access Person has Beneficial Ownership;

                    (b) the account name and number of every Personal Account and the name of any broker, dealer or bank where every Personal Account is maintained and

                    (c)  the date the Report is submitted to the Review Officer.


                    Notes: In providing this information, Access Persons may
                           cross reference any trade confirmations and account statements submitted to the Review Officer.

                           If there is no Security, Limited Offering or Personal Account information to report, check the boxes to that effect of the Annual Holdings Report.



          o Submit a signed and dated Annual Certification to the Review Officer no later than 30 days after the calendar year-end.

               Access Persons must submit a signed and dated Annual Certification to the Review Officer no later than 30 days after the calendar year end.

               The Annual Certification is included as part of the Annual Holdings Report which may be obtained from the Review Officer.

               In the Annual Certification, Access Persons must certify that they:

               (a)  have read and understand this Code;

               (b)  are subject to this Code;

               (c)  will comply with this Code during the upcoming year; and

               (d) have complied with all the Code reporting requirements to which they were subject during the past year.

          o Immediately report any Beneficial Ownership of more than 1/2 of 1% of an entity's outstanding shares to the Review Officer.

               Access Persons whose Beneficial Ownership in an entity becomes more than 1/2 of 1% of that entity's outstanding shares (whether publicly-traded or not) immediately report the following to the Review Officer: (a) the name of the entity; (b) the total number of shares in which the Access Person has direct Beneficial Ownership and (c) the total number of shares in which the Access Person has indirect Beneficial Ownership.


V.             Review and Enforcement Procedures

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          o    The Review Officer maintains a list of all Access Persons subject to the reporting requirements of Section IV and notifies all Access Persons of their specific reporting requirements.

          o The Review Officer reviews every trade confirmation, account statement and report submitted by Access Persons pursuant to
               Section IV.

          o If the Review Officer determines that an Access Person may have violated this Code, he may request the Access Person to submit additional information. The Review Officer's determination and all additional information provided by the Access Person are then submitted to a senior officer of the Investment Adviser for further review.

          o Access Persons who violate this Code may be subject to sanctions, including one or more of the following:

               (a)  a letter of censure

               (b)  suspension or termination of employment

               (c)  a fine

               (d) restrictions on future personal transactions in a Security or Limited Offering

               (e)  reversal of the Purchase or Sale

               (f)  referral to regulatory or law enforcement agencies

               (g)  disgorgement of profits


          o The following factors may be considered in determining the appropriateness of any sanction:

               (a)  harm to the Fund

               (b)  frequency of occurrence

               (c)  degree of conflict with Fund interests

               (d) evidence of willful or reckless disregard of the Code requirements

               (e)  honest and timely cooperation from the Access Person



VI.      Records Maintained by the Fund

               In accordance with Rule 17j-1(f), the Fund maintains the following records in an easily accessible place and makes them available for examination by the Securities and Exchange
               Commission:

               o A copy of every Fund Code of Ethics in effect during the past six years.

               o A record of every Fund Code of Ethics violation that occurred during the last six years and a record of any action taken as a result of that violation.

               o A copy of every trade confirmation, account statement and report submitted by Access Persons under Section IV during the past six years.

               o A record of every person who is, or within the last six years has been, an

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                    Access Person under this Code.

               o A record of every person who is, or within the last six years has been a Review Officer and his/her designee.

               o A copy of every written report furnished in accordance with Rule 17j-1(c)(2)(ii) to the Fund's Board of Directors during the last six years.

               o A record of any decision by the Review Officer, and the reasons supporting the decision, to approve the acquisition or sale of a Limited Offering by an Access Person. This record will be kept for five years after the end of the fiscal year in which the approval is granted.

VII.       Miscellaneous

               o The Fund will use its best efforts to ensure that all information provided by an Access Person pursuant to this Code will be treated as personal and confidential. However, every Access Person should know that all such information will be available for inspection by appropriate regulatory agencies and other parties as are necessary to evaluate compliance with or sanctions under this Code.

               o At least annually, the Review Officer will prepare a written report to the Board of Directors of the Fund describing any issues arising under this Code or procedures, including but not limited to, information about material violations of this Code or procedures and any sanctions imposed in response to those material violations.

               o At least annually, the Review Officer will certify that the Fund has adopted procedures reasonably necessary to prevent its Access Persons from violating this Code.



Adopted this ___ day of April 2000.

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                        Pilgrim Baxter & Associates, Ltd.
                                 Code of Ethics

                                       14
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Adopted:  March 22, 2000

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

                                Executive Summary

     This is a summary of the restrictions and reporting/certification requirements imposed on Access Persons by this Code. Capitalized terms are defined in Section II of the Code. Do not rely on this summary as a complete statement of the restrictions and reporting/certification requirements. Please refer to the appropriate Section of the Code for more complete information.

Restrictions on Access Persons (Section III of the Code):

o Do not defraud, mislead or manipulate any Client in connection with the Purchase or Sale of a Security.

o Pre-clear every Purchase or Sale of Beneficial Ownership in a Security with the Review Officer.

o Do not acquire Beneficial Ownership of a Security as part of an Initial Public Offering

o Do not profit from the Purchase and Sale or Sale and Purchase of Beneficial Ownership in the same Security within a 60 calendar day period.

o Pre-clear every Purchase of Sale of Beneficial Ownership in a Limited Offering with the Limited Offering Review Committee.

o Do not accept any position with any company, partnership or other entity until approved by the Review Officer.

o Do not accept any Gift worth more than $100 from any person or entity doing business with Pilgrim Baxter until approved by the Review Officer.

o Do not accept or consider any Gift when exercising fiduciary duties on behalf of a Client.

Reporting and Certification Requirements for Access Persons (Section V of the
Code):

o Submit duplicate Security Trade Confirmations and Account Statements to the Review Officer.

o Submit a signed and dated Initial Holdings Report to the Review Officer no later than 10 days after becoming an Access Person.

o Submit a signed and dated Quarterly Transaction Report to the Review Officer no later than 10 days after the end of each calendar quarter.

o Submit a signed and dated Annual Holdings Report to the Review Officer no later than 30 days after the calendar year end.

o Submit a signed and dated Annual Certification to the Review Officer no later than 30 days after the calendar year end.

o Immediately report any Beneficial Ownership of more than 1/2 of 1% of an entity's outstanding share to the Review Officer.

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                        Pilgrim Baxter & Associates, Ltd.
                                 Code of Ethics


     This Code of Ethics has been adopted by the Board of Directors of Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") in accordance with Rule 17j-1(c) under the Investment Company Act of 1940, as amended (the "Act"), and the Recommendations of the Investment Company Institute Advisory Group on Personal Investing. Rule 17j-1 under the Act prohibits persons who are actively engaged in the management, portfolio selection or underwriting of registered investment companies from participating in fraudulent or manipulative practices in connection with the purchase or sale of securities held or to be acquired by those investment companies.


                       I. Statement of General Principles

     As an investment adviser, Pilgrim Baxter owes its clients a fiduciary duty to act solely in their best interests. As such, Pilgrim Baxter employees, officers and directors are required to conduct themselves in a manner that places the best interests of a client before their own. While Pilgrim Baxter has complete confidence in the integrity and good faith of its employees, officers and directors, Pilgrim Baxter believes it is important to set forth, in writing, the general principles that should guide the daily conduct of all Pilgrim Baxter employees, officers and directors. Pilgrim Baxter believes these general principles to be the following:

     o The best interests of Pilgrim Baxter's clients are paramount. Therefore, all Pilgrim Baxter personnel must conduct themselves and their operations to give maximum effect to this tenet by always placing client interests before their own.

     o The personal securities transactions of Pilgrim Baxter personnel must be accomplished so as to avoid even the appearance of a conflict with client interests.

     o Pilgrim Baxter personnel must always avoid actions or activities that allow, or appear to allow, them to profit or benefit from their position with respect to clients, or that would otherwise bring into question their independence or judgment.


II. Definitions

          Access Person(s) means every director, officer and employee of Pilgrim Baxter and any independent contractor or temporary employee who, because of their job responsibilities, has been deemed by the Review Officer to have access to information concerning the Purchase or Sale of a Security by Pilgrim Baxter on behalf of a Client.

          Beneficial Ownership means any direct or indirect pecuniary interest in or any direct or indirect influence or control over a Security or Limited

     Offering. An example of influence or control is any voting or investment discretion. In general, an Access Person will be considered the beneficial owner of any Security or Limited Offering held in the name of (i) a spouse or domestic partner, (ii) a minor child, (iii) a relative who resides in the Access Person's house, or (iv) any other person if the Access Person has direct or indirect influence or control over the Security or Limited Offering. Overall, Beneficial Ownership will be determined in accordance with Section 16 of the Securities Exchange Act of 1934.

          Client means any investment company, or any of its portfolios, registered under the Act and any separately managed account for which Pilgrim Baxter acts as investment adviser or sub-adviser.

     Initial Public Offering means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934.

          Limited Offering(s) means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rules 504, 505, or 506 under the Securities Act of 1933. The term includes so-called private placements such as any investment limited partnership that is exempt from registration.

          Limited Offering Review Committee means the committee members identified in the Pre-Clearance Procedures and Conditions for Limited Offerings which are attached to this Code as Exhibit A.

     Personal Account means any Security or Limited Offering account in which an Access Person has Beneficial Ownership. For example, a Personal Account would include any brokerage account maintained by an Access Person or the spouse of an Access Person at Merrill Lynch, Ameritrade or at any other discount or full service broker.

          Purchase or Sale includes, among other things, every direct or indirect acquisition or sale and the writing of an option to purchase or sell.

     Review Officer means the Chief Compliance Officer, or his/her designee.

` Related Security means any Security whose value directly fluctuates as a result of a change in the value of a Security or Limited Offering.

          Security has the same meaning as that set forth in Section 2(a)(36) of the Act. It includes such things as stocks, SPDRs and municipal bonds. It does not include securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements and shares of registered open-end mutual funds.

          Security Universe means every Security then currently included in the official lists of securities held by a Client or appropriate for Client investment consideration that are compiled by Pilgrim Baxter's investment team.

III. Restrictions on Access Persons

     Client Relations:

     o Do not defraud, mislead or manipulate any Client in connection with the Purchase or Sale of a Security.

          Access Persons are prohibited from directly or indirectly using any act, device, scheme, artifice, practice or course of conduct to defraud, mislead or manipulate any Client in connection with the Purchase or Sale of a Security. Access Persons are also prohibited from making any untrue statement of material fact to any Client and from omitting to state a material fact necessary in order to make the statement made to any Client, under the circumstances, not misleading.


     Personal Transactions in a Security

     o Pre-clear every Purchase or Sale of Beneficial Ownership in a Security with the Review Officer.

          Access Persons must pre-clear every Purchase or Sale of Beneficial Ownership in a Security with the Review Officer. There are 4 exceptions to this restriction. See Section IV of the Code for more information, including the 4 exceptions to this restriction.

     o Do not acquire Beneficial Ownership of a Security as part of an Initial Public Offering.

          Access Persons are prohibited from directly or indirectly acquiring Beneficial Ownership in a Security as part of an Initial Public Offering by an issuer.

     o Do not profit from the Purchase and Sale or Sale and Purchase of Beneficial Ownership in the same Security within a 60 calendar day period.

          Access Persons are prohibited from profiting from the Purchase and Sale or Sale and Purchase of Beneficial Ownership in the same Security within a 60 calendar day period.

          This restriction does not apply to the exercise or expiration of an option over which the Access Person has no discretion.

          As requested by an Access Person, the Review Officer may, in his discretion, grant other exceptions to this restriction on a case-by-case basis.

     Personal Transactions in a Limited Offering

     o Pre-clear every Purchase of Sale of Beneficial Ownership in a Limited Offering with the Limited Offering Review Committee.

          Access Persons must pre-clear every Purchase or Sale of Beneficial Ownership in a Limited Offering with the Limited Offering Review Committee. See Section IV of the Code for more information.


     Positions with a Company, Partnership or other Entity

     o Do not accept any position with any company, partnership or other entity until approved by the Review Officer.

          Access Persons shall not accept a position as a director, trustee, general partner or officer of a public or private company or partnership until the Review Officer approves accepting the position.

          In general, the Review Officer will approve the acceptance of these positions if they are consistent with Client interests.


      Gifts

     o Do not accept any Gift worth more than $100 from any person or entity doing business with Pilgrim Baxter until approved by the Review Officer.

          Access Persons are prohibited from accepting any gift, favor, gratuity or other item ("Gift") with a fair market value greater than $100 from any person or entity doing business with Pilgrim Baxter until the Review Officer approves the Gift.

          A Gift does not include occasional participation in lunches, dinners, cocktail parties, sporting activities or similar gatherings conducted for business purposes.

     o Do not accept or consider any Gift when exercising fiduciary duties on behalf of a Client.

          Access Persons are prohibited from accepting any Gift, allowing any member of their family to accept any Gift, and considering any Gift already received by them or their family when exercising their fiduciary duties on behalf of a Client.



IV. Procedures for Pre-Clearing Personal Transactions

     Purchase or Sale of Beneficial Ownership in a Security

     o As stated in Section II of this Code, Access Persons must pre-clear every Purchase or Sale of Beneficial Ownership in a Security with the Review Officer.

     o This means that Access Persons must obtain prior written approval from the Review Officer before effecting any Purchase or Sale of a Security.

     o Exceptions: This pre-clearance/approval process does not apply to the following:

          (e) Purchase or Sale that is non-volitional on the part of the Access Person, including a purchase or sale upon the exercise of puts or calls written by the Access Person and sales from a margin account, pursuant to a bona fide margin call;

          (f)  Purchase that is part of an automatic dividend reinvestment plan;

          (g) Purchase effected upon the exercise of rights issued by an issuer pro rata to all holders of the Security, to the extent such rights were acquired from the issuer and sales of such rights so acquired; and

          (h)  An acquisition of a Security through a gift or bequest

     o Pre-Clearance requests for the Purchase or Sale of a Security must be submitted on a Pre-Authorization Personal Securities Transaction form located at s:\common\code\PBA Reports\Codeauth1.

     o The Review Officer will notify Access Persons whether their pre-clearance request is approved or denied.

     o Pre-Clearance approval by the Review Officer is valid for only two (2) business days. Any Purchase or Sale of a Security not completed within this period must be pre-cleared again before effected.

     o If the Security is not currently in the Security Universe, the Review Officer will consult with the Chief Investment Officer to determine if the Security should be included in the Security Universe, or in his absence that individual designated to make such determination.

     o The Review Officer may approve the Purchase or Sale of a Security which appears upon reasonable inquiry and investigation to present no reasonable likelihood of harm to any Client and with respect to a Client that is a registered investment company, is in accordance with Rule 17j-1 under the Act.

          Note: These transactions would normally include (a) the Purchase or Sale of a Security not in the Security Universe and (b) the Purchase or Sale of up to 1,000 shares of a Security in the Security Universe if (i) the issuer has a market capitalization of over $1 billion and
          (ii) that Security is not then currently on the trading blotter.

     o The Review Officer reports every Purchase and Sale of a Security in the Security Universe by an Access Person to the Board of Directors of the PBHG Family of Funds.



     Purchase or Sale of Beneficial Ownership in a Limited Offering

     o As stated in Section III of this Code, Access Persons must pre-clear every Purchase or Sale of Beneficial Ownership in a Limited Offering with the Limited Offering Review Committee.

     o This means that Access Persons must obtain prior written approval from the Limited Offering Review Committee before effecting any Purchase or Sale of Beneficial Ownership in a Limited Offering.

     o This pre-clearance/approval process is governed by the Pre-Clearance Procedures and Conditions for Limited Offerings, which are attached to this Code as Exhibit A.

          Note: These Pre-Clearance Procedures and Conditions also impose additional restrictions on an Access Person after a Limited Offering has been acquired.

     o Access Persons must submit a Certificate of Representation with their pre-clearance request. This Certificate is located at s:\common\code\PBA Reports\Limited Offering Pre-auth.


V. Reporting and Certification Requirements for Access Persons


     o Submit duplicate Security Trade Confirmations and Account Statements to the Review Officer.

          Access Persons must direct each broker, dealer and bank that places a Purchase or Sale of a Security on behalf of the Access Person to send a duplicate copy of the trade confirmation to the Review Officer.

          Access Persons also must direct each broker, dealer and bank at which a Security is held in an account for the direct or indirect benefit of the Access Person to send a duplicate account statement to the Review Officer.

          A sample letter instructing the broker, dealer or bank to send duplicate trade confirmations and account statements may be obtained from the Review Officer.

          Access Persons may comply with the duplicate trade confirmation/account statement requirement by directly providing the Review Officer with a copy of every such trade confirmation and account statement.

     o Submit a signed and dated Initial Holdings Report to the Review Officer no later than 10 days after becoming an Access Person.

          Access Persons must submit a signed and dated Initial Holdings Report to the Review Officer no later than 10 days after becoming an Access Person under this Code.

          The Initial Holdings Report is located at s:\common\code\PBA Reports\Codeinit.

          The Initial Holding Report must contain the following information, as of the date the individual became an Access Person:

          (d) the title, number of shares and principal amount of every Security and Limited Offering in which the Access Person has Beneficial Ownership;

          (e) the account name and number of every Personal Account and the name of the broker, dealer or bank where the Personal Account is maintained and

          (f)  the date the Report is submitted to the Review Officer.

               Notes: In providing this information, Access Persons may cross reference any trade confirmations and account statements submitted to the Review Officer.

                      If there is no Security, Limited Offering or Personal Account information to report, check the boxes to that effect on the Initial Holdings Report.

          The Initial Holdings Report may contain a statement that the report will not be construed as an admission by the Access Person that he has any Beneficial Ownership in any Security or Limited Offering listed in the report.



     o Submit a signed and dated Quarterly Transaction Report to the Review Officer no later than 10 days after the end of each calendar quarter.

          Access Persons must submit a signed and dated Quarterly Transaction Report to the Review Officer no later than 10 days after the end of each calendar quarter.

          The Quarterly Transaction Report is located at s:\common\code\PBA Reports\Codeqtr.

          The Quarterly Transaction Report must contain the following information:

          (c) for every Purchase or Sale of Beneficial Ownership in a Security or Limited Offering placed during the quarter:

               (vi) the date of the Purchase or Sale, the title, interest rate and maturity date (if applicable), number of shares and principal amount of the Security or Limited Offering;

              (vii) the nature of the Purchase or Sale (i.e., purchase, sale or other type of acquisition or disposition);

             (viii) the price at which the Purchase or Sale of a Security or
                    Limited Offering was placed;

               (ix) the name of the broker, dealer or bank with or through which the Purchase or Sale was placed, including the account name and number of the Personal Account and

                (x) the date the Report is submitted to the Review Officer.

          (d)  For every Personal Account opened during the quarter:

               (v) the name of the broker, dealer or bank with whom the Personal Account was opened;

               (vi) the account name and number of the Personal Account;

               (vii) the date the Personal Account was opened and

               (viii) the date the Report is submitted to the Review Officer.


                Notes: In providing this information, Access Persons may cross reference any trade confirmations and account statements submitted to the Review Officer.

                       If there is no Security, Limited Offering or Personal Account information to report, check the boxes to that effect on the Quarterly Transaction Report.

          The Quarterly Transaction Report may contain a statement that the report will not be construed as an admission by the Access Person that he has any Beneficial Ownership in any Security or Limited Offering listed in the report.


     o Submit a signed and dated Annual Holdings Report to the Review Officer no later than 30 days after the calendar year end.

          Access Persons must submit a signed and dated Annual Holdings Report to the Review Officer no later than 30 days after the calendar year end.

          The Annual Holdings Report is located at s:\common\code\PBA Reports\Codeannl.

          The Annual Holdings Report must contain the following information, as of a date no more than 30 days before the report is submitted:

          (d) the title, number of shares and principal amount of every Security and Limited Offering in which the Access Person has Beneficial Ownership;

          (e) the account name and number of every Personal Account and the name of any broker, dealer or bank where every Personal Account is maintained and

          (f)  the date the Report is submitted to the Review Officer.


                Notes: In providing this information, Access Persons may cross reference any trade confirmations and account statements submitted to the Review Officer.

                       If there is no Security, Limited Offering or Personal Account information to report, check the boxes to that effect of the Annual Holdings Report.

     o Submit a signed and dated Annual Certification to the Review Officer no later than 30 days after the calendar year-end.

          Access Persons must submit a signed and dated Annual Certification to the Review Officer no later than 30 days after the calendar year end.

          The Annual Certification is included as part of the Annual Holdings Report which is located at s:\common\code\PBA Reports\Codeannl.

          In the Annual Certification, Access Persons must certify that they:

          (e)  have read and understand this Code;

          (f)  are subject to this Code;

          (g)  will comply with this Code during the upcoming year; and

          (h) have complied with all the Code reporting requirements to which they were subject during the past year.

     o Immediately report any Beneficial Ownership of more than 1/2 of 1% of an entity's outstanding shares to the Review Officer.

          Access Persons whose Beneficial Ownership in an entity becomes more than 1/2 of 1% of that entity's outstanding shares (whether publicly-traded or not) immediately report the following to the Review
          Officer: (a) the name of the entity; (b) the total number of shares in which the Access Person has direct Beneficial Ownership and (c) the total number of shares in which the Access Person has indirect Beneficial Ownership.


VI. Review and Enforcement Procedures

     o The Review Officer maintains a list of all Access Persons subject to the reporting requirements of Section V and notifies all Access Persons of their specific reporting requirements.

     o The Review Officer reviews every trade confirmation, account statement and report submitted by Access Persons pursuant to Section V.

     o If the Review Officer determines that an Access Person may have violated this Code, he may request the Access Person to submit additional information. The Review Officer's determination and all additional information provided by the Access Person are then submitted to a senior officer of Pilgrim Baxter for further review.

     o A senior officer of Pilgrim Baxter reviews every trade confirmation, account statement and report submitted by the Review Officer pursuant to Section V and determines whether the Review Officer may have violated this Code.

     o Access Persons who violate this Code may be subject to sanctions, including one or more of the following:

          (h)  a letter of censure

          (i)  suspension or termination of employment

          (j)  a fine

          (k) restrictions on future personal transactions in a Security or Limited Offering

          (l)  reversal of the Purchase or Sale

          (m)  referral to regulatory or law enforcement agencies

          (n)  disgorgement of profits


     o The following factors may be considered in determining the appropriateness of any sanction:

          (f)  harm to any Client

          (g)  frequency of occurrence

          (h)  degree of conflict with Client interests

          (i) evidence of willful or reckless disregard of the Code requirements

          (j)  honest and timely cooperation from the Access Person



VII. Records Maintained by Pilgrim Baxter

     In accordance with Rule 17j-1(f), Pilgrim Baxter maintains the following records in an easily accessible place and makes them available for examination by the Securities and Exchange Commission:

     o A copy of every Pilgrim Baxter Code of Ethics in effect during the past six years.

     o A record of every Pilgrim Baxter Code of Ethics violation that occurred during the last six years and a record of any action taken as a result of that violation.

     o A copy of every trade confirmation, account statement and report submitted by Access Persons under Section V during the past six years.

     o A record of every person who is, or within the last six years has been, an Access Person under this Code.

     o A record of every person who is, or within the last six years has been a Review Officer and his/her designee.

     o Effective February 1, 2000, a record of every person who is, or within the last six years has been, a member of the Limited Offering Review Committee.

     o A copy of every written report Pilgrim Baxter has furnished as investment adviser or sub-adviser in accordance with Rule 17j-1(c)(2)(ii) to the board of directors of an investment company registered under the Investment Company Act of 1940 during the last six years.

     o Effective February 1, 2000, a record of any decision by the Limited Offering Review Committee, and the reasons supporting the decision, to approve the acquisition or sale of a Limited Offering by an Access Person. This record will be kept for five years after the end of the fiscal year in which the approval is granted.

VIII. Miscellaneous

     o Pilgrim Baxter will use its best efforts to ensure that all information provided by an Access Person pursuant to this Code will be treated as personal and confidential. However, every Access Person should know that all such information will be available for inspection by appropriate regulatory agencies and other parties within and outside of Pilgrim Baxter as are necessary to evaluate compliance with or sanctions under this Code.

     o Upon request, the Review Officer will prepare a report to Pilgrim Baxter's Board of Directors discussing the operation of this Code and whether any changes or modifications to the Code are necessary.

     o Upon request, the Review Officer will certify that Pilgrim Baxter has adopted procedures reasonably necessary to prevent its Access Persons form violating this Code.

                                                                       Exhibit A

                                  PRE-CLEARANCE
                            PROCEDURES AND CONDITIONS
                              FOR LIMITED OFFERINGS

     These Procedures and Conditions govern the Purchase or Sale of Beneficial Ownership in a Limited Offering by an Access Person, as set forth in Section III of the Code of Ethics. Capitalized terms not defined in these Procedures and Conditions have the same definition as they do in the Code of Ethics.


1. Pre-Clearance Required. As required by the Code of Ethics, every Access Person must obtain prior written approval from the Limited Offering Review Committee before directly or indirectly acquiring or selling any Beneficial Ownership in a Limited Offering.

2.   Limited Offering Review Committee.

     a. The Limited Offering Pre-Clearance Review Committee (the "Review Committee") consists of the following persons: the Chairman, the CIO, the Chairperson of the Management Committee and at least one of the following persons: the Chief Compliance Officer or the General Counsel.

     b. If a member of the Review Committee is the Access Person seeking pre-clearance approval, that member will recuse him/herself from the Review Committee and will only be considered an Access Person for purposes of the pre-clearance approval process.

3.   Pre-Clearance Approval Process.

     a. The Review Committee reviews each pre-clearance approval request on a case-by-case basis.

     b.   Before pre-clearance approval may be granted, among other things,

          (i) the Access Person and the Review Committee must determine that the Limited Offering is not appropriate for any Client;

          (ii) the Access Person must demonstrate he/she would be a passive investor and would own less than 5% of the entity after acquiring the Limited Offering; and

         (iii) the Review Committee must determine that no Client owns a Related Security.

4.   Conflict of Interest Potential.

     a. In General. Pilgrim Baxter recognizes that the acquisition of Beneficial Ownership in a Limited Offering by an Access Person may create a conflict of interest. Therefore, in determining whether to approve an Access Person's request, the Review Committee considers, among other things, the likelihood that a conflict of interest may arise, whether Client interests may be protected and whether that conflict may cause Pilgrim Baxter to violate its fiduciary duties to a Client.

     b. Brokerage Allocation. Pilgrim Baxter recognizes that the source of the opportunity to acquire a Limited Offering may present a potential conflict of interest. Pilgrim Baxter believes that inappropriate quid pro quo arrangements are unlikely to arise because its brokerage allocation is the exclusive province of Pilgrim Baxter's trading department. Nonetheless, before granting pre-clearance approval to an Access Person, the Review Committee must determine that there is no reasonable expectation that a material conflict of interest will develop if the opportunity for the Access Person to acquire a Limited Offering came from a broker with whom Pilgrim Baxter does business. The CEO or his designee will periodically monitor Pilgrim Baxter's brokerage allocation to assure that (i) no material conflict actually exists and (ii) that no appearance of impropriety exists in connection with Pilgrim Baxter's brokerage allocation and past sources of Limited Offering investment opportunities. In addition, Pilgrim Baxter's traders are prohibited from directly or indirectly acquiring beneficial ownership in a Limited Offering sourced from or through a broker with whom Pilgrim Baxter does business or with whom Pilgrim Baxter has a reasonable likelihood of doing business in the future.

5. Limited Offering Memorandum. The Access Person must supply the Review Committee with a copy of the Offering Memorandum for the Limited Offering at the time the Access Person submits his/her pre-clearance approval request.

6. Certificate of Representation By Access Person. The Access Person must execute a certificate of representation which certifies: (a) his/her obligations under the Code of Ethics; (b) the restrictions imposed upon him/her in connection with an acquisition of Beneficial Ownership in a Limited Offering and (c) the accuracy of any statements or representations made by him/her in connection with the pre-clearance approval process. This certificate is located at s:\common\code\PBA Reports\Limited Offering Pre-auth.

7.   Restrictions After Acquiring a Limited Offering.

     a. The Access Person may not be a selling shareholder in the Initial Public Offering or any subsequent unwritten offering by the entity.

     b. Access Person must hold the Limited Offering for the longer of (i) the holding period which would be applicable pursuant to Rule 144 or (ii) 12 months. However, if no Client participates in the Initial Public Offering of the entity and the entity is not in the Security Universe, the Access Person may petition the Review Committee for relief from this mandatory holding period.

8. Restricted Entities. The Review Committee will establish a list of entities in which Access Persons have acquired a Limited Offering. This list will periodically be compared to Pilgrim Baxter's trading records.

                             SEI INVESTMENTS COMPANY
                               CODE OF ETHICS AND
                             INSIDER TRADING POLICY


January, 2000

                             SEI INVESTMENTS COMPANY
                    CODE OF ETHICS AND INSIDER TRADING POLICY
                                TABLE OF CONTENTS

I.       General Policy

II.      Code of Ethics

A.       Purpose of Code
B.       Employee Categories
C.       Restrictions on Personal Securities Transactions
D.       Pre-clearance of Personal Securities Transactions
E.       Reporting Requirements
F.       Detection and Reporting of Code Violations
G.       Violations of the Code of Ethics
H.       Confidential Treatment
I.       Definitions Applicable to the Code of Ethics

III.     Insider Trading Policy

A.       What is "Material" Information?
B.       What is "Nonpublic Information"?
C.       Who is an Insider?
D.       What is Misappropriation?
E.       What is Tipping?
F.       Identifying Inside Information?
G.       Trading in SEI Investments Company Securities
H.       Violations of the Insider Trading Policy

I.  GENERAL POLICY

SEI Investments Company, through various subsidiaries (jointly "SEI"), is an investment adviser, administrator, distributor, and/or trustee of investment companies, collective investment trusts, investment partnerships, and asset management accounts (jointly "Investment Vehicles"). As an investment adviser, SEI is subject to various U.S. securities laws and regulations governing the use of confidential information and personal securities transactions. This Code of Ethics and Insider Trading Policy (jointly "Policy") was developed based on those laws and regulations, and sets forth the procedures and restrictions governing the personal securities transactions of all SEI employees.

SEI has a highly ethical business culture and expects that all employees will conduct any personal securities transactions consistent with this Policy and in such a manner as to avoid any actual or potential conflict of interest or abuse of a position of trust and responsibility. When an employee invests for his or her own account, conflicts of interest may arise between a client's and the employee's interest. Such conflicts may include using an employee's advisory position to take advantage of available investment opportunities, taking an investment opportunity from a client for an employee's own portfolio, or frontrunning, which occurs when an employee trades in his or her personal account before making client transactions. As a fiduciary, SEI owes a duty of loyalty to clients which requires that an employee must always place the interests of clients first and foremost and shall not take inappropriate advantage of his or her position. Thus, SEI employees must conduct themselves and their personal securities transactions in a manner that does not create conflicts of interest with the firm's clients.

Pursuant to this Policy, employees will be subject to various pre-clearance and reporting standards, based on their responsibilities within SEI. As a result, it is important that all employees pay special attention to the employee category section within this Policy to determine what provisions of the Policy applies to them, as well as to the sections on restrictions, pre-clearance, and reporting of personal securities transactions.

Employees outside the United States are subject to this Policy and the applicable laws of the jurisdictions in which they are located. These laws may differ substantially from U.S. law and may subject employees to additional requirements. To the extent any particular portion of the Policy is inconsistent with foreign law not included herein or within the firm's Compliance Manual, employees should consult their designated Compliance Officer or the Compliance Department at SEI's Oaks facility.

Each employee subject to this Policy must read and retain a copy and agree to abide by its terms. Failure to comply with the provisions of this Policy may result in the imposition of serious sanctions, including, but not limited to disgorgement of profits, dismissal, substantial personal liability and/or referral to regulatory or law enforcement agencies.

Any questions regarding SEI's policy or procedures should be referred to the Compliance Department, which currently includes Cyndi Parrish, the Compliance Director. (x2807).

II. CODE OF ETHICS

A.   Purpose of Code

This Code of Ethics ("Code") was adopted pursuant to the provisions of Section 17(j) of the Investment Company Act of 1940, as amended, and Rule 17j-1 thereunder, as amended. Those provisions of the U.S. securities laws were adopted to prevent persons who are actively engaged in the management, portfolio selection or underwriting of registered investment companies from participating in fraudulent, deceptive or manipulative acts, practices or courses of conduct in connection with the purchase or sale of securities held or to be acquired by such companies. Employees (including contract employees) will be subject to various pre-clearance and reporting standards based on their responsibilities within SEI and accessibility to certain information. Those functions are set forth in the categories listed below.

B.   Employee Categories

1. Access Person - any director, officer or employee of SEI Investments Mutual Fund Services who, in connection with his or her regular functions or duties, makes, participates in, or obtains prior or contemporaneous information regarding the purchase or sale of an Investment Vehicle's portfolio securities for which SEI acts as distributor and/or administrator.

2. Investment Person - any director, officer or employee of the Asset Management Group who (1) directly oversees the performance of one or more sub-advisers for any Investment Vehicle for which SEI acts as investment adviser, (2) executes or helps execute portfolio transactions for any such Investment Vehicle, or (3) obtains or is able to obtain prior or contemporaneous information regarding the purchase or sale of an Investment Vehicle's portfolio securities.

3. Portfolio Persons - any director, officer or employee entrusted with direct responsibility and authority to make investment decisions affecting one or more client portfolios.

4. Registered Representative - any director, officer or employee who is registered with the National Association of Securities Dealers as a registered representative (Series 6, 7 or 63), a registered principal (Series 24 or 26) or an investment representative (Series 65), regardless of job title or responsibilities.

5. Associate - any director, officer or employee who does not fall within definitions 1, 2, 3 or 4 above.

C.   Restrictions on Personal Securities Transactions

When buying or selling securities, SEI employees may not employ any device, scheme or artifice to defraud, mislead, or manipulate any fund or investment client. The following restrictions are applicable to an employee's personal securities transactions.

1.   Access Persons:

     o may not purchase or sell, directly or indirectly, any Security within 24 hours before or after the time that the same (or a related) Security is being purchased or sold by any Investment Vehicle for which SEI acts as advisor, distributor and/or administrator.

     o    may not acquire Securities as part of an Initial Public
          Offering("IPO") without obtaining the written approval of the designated Compliance Officer at Mutual Fund Services before directly or indirectly acquiring a beneficial ownership in such securities.

     o may not acquire a beneficial ownership interest in Securities issued in a private placement transaction without obtaining prior written approval from the designated Compliance Officer at Mutual Fund Services.

2.   Investment Persons:

     o may not purchase or sell, directly or indirectly, any Security within 24 hours before or after the time that the same (or a related) Security is being purchased or sold by any Investment Vehicle for which SEI or one of its sub-advisers acts as investment adviser or sub-adviser to the Investment Vehicle.

     o may not profit from the purchase and sale or sale and purchase of a Security within 60 days of acquiring or disposing of Beneficial Ownership of that Security. This prohibition does not apply to transactions resulting in a loss, or to futures or options on futures on broad-based securities indexes or U.S. government securities.

     o may not acquire Securities as part of an Initial Public Offering without obtaining the written approval of the Compliance Department before directly or indirectly acquiring a beneficial ownership in such securities.

     o may not acquire a beneficial ownership interest in Securities issued in a private placement transaction without obtaining prior written approval from the Compliance Department.

     o may not receive any gift of more than de minimus value (currently $100.00 per year) from any person or entity that does business with or on behalf of any Investment Vehicle.

     o may not serve on the board of directors of any publicly traded company.

3.   Portfolio Persons:

     o may not purchase or sell, directly or indirectly, any Security within 7 days before or after a client portfolio has executed a trade in that same (or an equivalent) Security, unless the order is withdrawn.

     o may not acquire Securities as part of an Initial Public Offering without obtaining the written approval of the designated Compliance Officer before directly or indirectly acquiring a beneficial ownership in such securities.

     o may not acquire a beneficial ownership interest in Securities issued in a private placement transaction without obtaining prior written approval from the Compliance Department.

     o may not profit from the purchase and sale or sale and purchase of a Security within 60 days of acquiring or disposing of Beneficial Ownership of that Security. This prohibition does not apply to transactions resulting in a loss, or to futures or options on futures on broad-based securities indexes or U.S. government securities.

     o may not receive any gift of more than de minimus value (currently $100.00 per year) from any person or entity that does business with or on behalf of any Investment Vehicle.

     o may not serve on the board of directors of any publicly traded company.

4.   Registered Representatives:

     o    may not acquire Securities as part of an Initial Public Offering.

D.   Pre-clearance of Personal Securities Transactions

1.   Access, Investment and Portfolio Persons:

     o must pre-clear each proposed securities transaction with the Compliance Department or the designated Compliance Officer for Accounts held in their names or in the names of others in which they hold a Beneficial Ownership interest. No transaction in Securities may be effected without the prior written approval of the Compliance Department or the designated Compliance Officer, except as set forth below in Section D.4 which sets forth the securities transactions that do not require pre-clearance.

     o the Compliance Department or the designated Compliance Officer will keep a record of the approvals, and the rationale supporting, investments in IPO and private placement transactions.

2.   Registered Representatives/Associates:

     o must pre-clear transactions with the Compliance Department or designated Compliance Officer only if the Registered Representative or Associate knew or should have known at the time of the transaction that, during the 24 hour period immediately preceding or following the transaction, the Security was purchased or sold or was being considered for purchase or sale by any Investment Vehicle.

3.   Transactions that do not have to be pre-cleared:

     o Purchases or sales over which the employee pre-clearing the transaction (the "Pre-clearing Person") has no direct or indirect influence or control;

     o Purchases, sales or other acquisitions of Securities which are non-volitional on the part of the Pre-clearing Person or any Investment Vehicle, such as purchases or sales upon exercise of puts or calls written by the Pre-clearing Person, sales from a margin account pursuant to a bona fide margin call, stock dividends, stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions;

     o Purchases which are part of an automatic dividend reinvestment plan or automatic employee stock purchase plans;

     o Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer;

     o    Acquisitions of Securities through gifts or bequests; and

     o    Transactions in open-end mutual funds.

4.   Pre-clearance procedures:

     o All requests for pre-clearance of securities transactions must be submitted to the Compliance Department or the designated Compliance Officer by completing a Pre-clearance Request Form (attached as
          Exhibit 1). SEI Employees located in the U.S. with access to the I drive may also complete an electronic version of the form located at I:\register\preform.doc.

     o    The following information must be provided on the Form:

               a. Name, date, extension, title;

               b. Transaction detail, i.e., whether the transaction is a buy or sell; the security name and security type; number of shares; price; date acquired if a sale; and whether the security is held in a portfolio or Investment Vehicle, part of an initial public offering, or part of a private placement transaction; and

               c. Signature and date; if electronically submitted, initial and date.

     o The Compliance Department or the designated Compliance Officer will notify the employee whether the request is approved or denied by telephone or email, and by sending a copy of the signed form to the employee. An employee is not officially notified that the transaction has been pre-cleared until he or she receives a copy of the signed form. Employees should retain copies of the signed form.

     o Employees may not submit a Pre-clearance Request Form for a transaction that he or she does not intend to execute.

     o Pre-clearance authorization is valid for 3 business days only. Transactions, which are not completed within this period, must be resubmitted with an explanation why the previous pre-cleared transaction was not completed.

     o Investment persons must submit to the Compliance Department or the designated Compliance Officer transaction reports showing the transactions in all the Investment Vehicles for which SEI or a sub-adviser serves as an investment adviser for the 24 hour period before and after the date on which their securities transactions were effected. Transaction reports need only be submitted for the portfolios that hold or are eligible to purchase and sell the types of securities proposed to be bought or sold by the Investment Person. For example, if the Investment Person seeks to obtain approval for a proposed equity trade, only the transaction reports for the portfolios effecting transactions in equity securities are required.

     o The Compliance Department or the designated Compliance Officer will maintain pre-clearance records for 5 years.

E.   Reporting Requirements

1.   Duplicate Brokerage Statements [All Employees]

     o All SEI Employees are required to instruct their brokers/dealers to file duplicate brokerage statements with the Compliance Department at SEI Oaks. Employees in SEI's global offices are required to have their duplicate statements sent to the offices in which they are located. Statements must be filed for all Accounts (including those in which employees have a Beneficial Ownership interest), except those that trade exclusively in open-end mutual funds, government securities, or SEI stock through the employee stock/stock option plan. Failure of a broker-dealer to send duplicate statements will not excuse an Employee's violation of this Section, unless the Employee demonstrates that he or she took every reasonable step to monitor the broker's or dealer's compliance.

     o Sample letters instructing the brokers/dealers to send the statements to SEI are attached as Exhibit 2, and may be found at I:\register\407pers.doc and I:\register\permltr.doc. If the broker or dealer requires a letter authorizing a SEI employee to open an account, the permission letter may used and may be found at I:\register\permltr.doc. Please complete the necessary information in the letter and forward a signature ready copy to the Compliance Department.

     o If no such duplicate statement can be supplied, the Employee should contact the Compliance Department or the designated Compliance Officer.

2.   Initial Holdings Report [Access, Investment and Portfolio Persons]

     o Access, Investment and Portfolio Persons must submit an Initial Holdings Report to the Compliance Department or designated Compliance Officer disclosing every security beneficially owned directly or indirectly by such person within 10 days of becoming an Access, Investment or Portfolio Person.

     o    The Initial Holdings Report must include the following information:
          (1) the title of the security; (2) the number of shares held; (3) the principal amount of the security; and (4) the name of the broker, dealer or bank where the security is held. The information disclosed in the report must be current as of a date no more than 30 days before the report is submitted.

     o The Initial Holdings Report is attached as Exhibit 3 to this Code and can be found on the I drive at I:register\inhold.doc.

3. Quarterly Report of Securities Transactions [Access, Investment and Portfolio Persons]

     o Access, Investment and Portfolio Persons must submit quarterly transaction reports of the purchases and/or sales of securities in which such persons have a direct or indirect Beneficial Ownership interest (See Exhibit 4- Quarterly Transaction Report). The report will be provided to all Investment Persons before the end of each quarter by the Compliance Department or the designated Compliance Officer and must be completed and returned no later than 10 days after the end of each calendar quarter. Quarterly Transaction Reports that are not returned by the date they are due will be considered late and will be reported as violations of the Code of Ethics. Investment and Portfolio Persons who repeatedly return the reports late (5 late filings) will be subject to a monetary fine for their Code of Ethics violations.

     o    The following information must be provided on the report:

          a. The date of the transaction, the description and number of shares, and the principal amount of each security involved;

          b. Whether the transaction is a purchase, sale or other acquisition or disposition;

          c.   The transaction price; and

          d. The name of the broker, dealer or bank through whom the transaction was effected.

4.   Annual Report of Securities Holdings [Access, Investment and Portfolio
     Persons]

     o On an annual basis, Investment and Portfolio Persons must submit to the Compliance Department or the designated Compliance Officer an Annual Report of Securities Holdings that contains a list of all securities subject to this Code in which they have any direct or indirect Beneficial Ownership interest (See Exhibit 5 - Annual Securities Holdings Report). The information disclosed in the report must be current as of a date no more than 30 days before the report is submitted.

     o Annual reports must be returned to the Compliance Department or the designated Compliance Officer within 30 days after the end of the calendar year-end.

5.   Annual Certification of Compliance [All Employees]

     o    All employees will be required to certify annually that they:

               -    have read the Code of Ethics;

               -    understand the Code of Ethics; and

               -    have complied with the provisions of the Code of Ethics.

     o The Compliance Department or the designated Compliance Officer will send out annual forms (attached as Exhibit 6) to all employees that must be completed and returned no later than 30 days after the end of the calendar year.

F.   Detection and Reporting of Code Violations

The Compliance Department or the designated Compliance Officer will :

     o review the trading activity reports or duplicate statements filed by Employees, focusing on patterns of personal trading;

     o    review the trading activity of Investment Vehicles;

     o review the holdings reports submitted by Access, Investment and Portfolio Persons;

     o prepare an Annual Issues and Certification Report to the Board of Trustees or Directors of the Investment Vehicles that, (1) describes the issues that arose during the year under this Code, including, but not limited to, material violations of and sanctions under the Code, and (2) certifies that SEI has adopted procedures reasonably necessary to prevent its access, investment and portfolio personnel from violating this Code; and

     o prepare a written report to SEI management personnel outlining any violations of the Code together with recommendations for the appropriate penalties.

G.   Violations of the Code of Ethics

1.   Penalties:

     o Employees who violate the Code of Ethics may be subject to serious penalties which may include:

          -    written warning;

          -    reversal of securities transaction;

          -    restriction on trading privileges;

          -    disgorgement of trading profits;

          -    fine;

          -    suspension or termination of employment; and/or

          -    referral to regulatory or law enforcement agencies.

2.   Penalty Factors:

     o Factors which may be considered in determining an appropriate penalty include, but are not limited to:

          -    the harm to clients;

          -    the frequency of occurrence;

          -    the degree of personal benefit to the employee;

          -    the degree of conflict of interest;

          -    the extent of unjust enrichment;

          - evidence of fraud, violation of law, or reckless disregard of a regulatory requirement; and/or

          - the level of accurate, honest and timely cooperation from the employee.

H.   Confidential Treatment

     o The Compliance Department or the designated Compliance Officer will use their best efforts to assure that all requests for pre-clearance, all personal securities transaction reports and all reports for securities holding are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and other parties within and outside SEI as are necessary to evaluate compliance with or sanctions under this Code.

I.   Definitions Applicable to the Code of Ethics

1. Account - a securities trading account held by an Employee and by any such person's spouse, minor children and adults residing in his or her household (each such person, an "immediate family member"); any trust for which the person is a trustee or from which the Employee benefits directly or indirectly; any partnership (general, limited or otherwise) of which the Employee is a general partner or a principal of the general partner; and any other account over which the Employee exercises investment discretion.

2. Beneficial Ownership - Security ownership in which a person has a direct or indirect financial interest. Generally, an employee will be regarded as a beneficial owner of Securities that are held in the name of:

     a.   a spouse or domestic partner;

     b.   a minor child;

     c.   a relative who resides in the employee's household; or

     d. any other person IF: (a) the employee obtains from the securities benefits substantially similar to those of ownership (for example, income from securities that are held by a spouse); or (b) the employee can obtain title to the securities now or in the future.

3. Initial Public Offering - an offering of securities for which a registration statement has not been previously filed with the U.S. SEC and for which there is no active public market in the shares.

4. Purchase or sale of a Security - includes the writing of an option to purchase or sell a security.

5. Security - includes notes, bonds, stocks (including closed-end funds), convertibles, preferred stock, options on securities, futures on broad-based market indices, warrants and rights. A "Security" does not include direct obligations of the U.S. Government ; bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and, shares issued by open-end mutual funds.

III. INSIDER TRADING POLICY

All Employees are required to refrain from investing in Securities based on material nonpublic inside information. This policy is based on the U.S. federal securities laws that prohibit any person from:

1.   trading on the basis of material, nonpublic information;

2.   tipping such information to others;

3. recommending the purchase or sale of securities on the basis of such information;

4.   assisting someone who is engaged in any of the above activities; and

5. trading a security, which is the subject of an actual or impending tender offer when in possession of material nonpublic information relating to the offer.

This includes any confidential information that may be obtained by Access, Investment and Portfolio Persons regarding the advisability of purchasing or selling specific securities for any Investment Vehicles or on behalf of clients. Additionally, this policy includes any confidential information that may be obtained about SEI Investments Company or any of its affiliated entities. This Section outlines basic definitions and provides guidance to Employees with respect to this Policy.

A.   What is "Material" Information?

Information is material when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions. Generally, if disclosing certain information will have a substantial effect on the price of a company's securities, or on the perceived value of the company or of a controlling interest in the company, the information is material, but information may be material even if it does not have any immediate direct effect on price or value. There is no simple "bright line" test to determine when information is material; assessments of materiality involve a highly fact-specific inquiry. For this reason, any question as to whether information is material should be directed to the Compliance Department.

B.   What is "Nonpublic" Information?

Information about a publicly traded security or issuer is "public" when it has been disseminated broadly to investors in the marketplace. Tangible evidence of such dissemination is the best indication that the information is public. For example, information is public after it has become available to the general public through a public filing with the SEC or some other governmental agency, the Dow Jones "tape" or the Wall Street Journal or some other publication of general circulation, and after sufficient time has passed so that the information has been disseminated widely.

Information about securities that are not publicly traded, or about the issuers of such securities, is not ordinarily disseminated broadly to the public. However, for purposes of this Policy, such private information may be considered "public" private information to the extent that the information has been disclosed generally to the issuer's security holders and creditors. For example, information contained in a private placement memorandum to potential investors may be considered "public" private information with respect to the class of persons who received the memorandum, but may still be considered "nonpublic" information with respect to creditors who were not entitled to receive the memorandum. As another example, a controlling shareholder may have access to internal projections that are not disclosed to minority shareholders; such information would be considered "nonpublic" information.

C.   Who Is an Insider?

Unlawful insider trading occurs when a person, who is considered an insider, with a duty not to take advantage of material nonpublic information violates that duty. Whether a duty exists is a complex legal question. This portion of the Policy is intended to provide an overview only, and should not be read as an exhaustive discussion of ways in which persons may become subject to insider trading prohibitions.

Insiders of a company include its officers, directors (or partners), and employees, and may also include a controlling shareholder or other controlling person. A person who has access to information about the company because of some special position of trust or has some other confidential relationship with a company is considered a temporary insider of that company. Investment advisers, lawyers, auditors, financial institutions, and certain consultants and all of their officers, directors or partners, and employees are all likely to be temporary insiders of their clients.

Officers, directors or partners, and employees of a controlling shareholder may be temporary insiders of the controlled company, or may otherwise be subject to a duty not to take advantage of inside information.

D.   What is Misappropriation?

Misappropriation usually occurs when a person acquires inside information about Company A in violation of a duty owed to Company B. For example, an employee of Company B may know that Company B is negotiating a merger with Company A; the employee has material nonpublic information about Company A and must not trade in Company A's shares.

For another example, Employees who, because of their association with SEI, receive inside information as to the identity of the companies being considered for investment by SEI Investment Vehicles or by other clients, have a duty not to take advantage of that information and must refrain from trading in the securities of those companies.

E.   What is Tipping?

Tipping is passing along inside information; the recipient of a tip (the "tippee") becomes subject to a duty not to trade while in possession of that information. A tip occurs when an insider or misappropriator (the "tipper") discloses inside information to another person, who knows or should know that the tipper was breaching a duty by disclosing the information and that the tipper was providing the information for an improper purpose. Both tippees and tippers are subject to liability for insider trading.

A.   F. Identifying Inside Information

Before executing any securities transaction for your personal account or for others, you must consider and determine whether you have access to material, nonpublic information. If you think that you might have access to material, nonpublic information, you must take the following steps:

1. Report the information and proposed trade immediately to the Compliance Department or designated Compliance Officer;

2.   Do not purchase or sell the securities on behalf of yourself or others; and

3. Do not communicate the information inside or outside SEI, other than to the Compliance Department or designated Compliance Officer.

These prohibitions remain in effect until the information becomes public.

Employees managing the work of consultants and temporary employees who have access to material nonpublic information are responsible for ensuring that consultants and temporary employees are aware of this Policy and the consequences of non-compliance.

G.   Trading in SEI Investments Company Securities

This Policy applies to all employees with respect to trading in the securities of SEI Investments Company, including shares held directly or indirectly in the Company's 401(k) plan. Employees, particularly "officers" (as defined in Rule 16(a)-1(f) in the Securities Exchange Act of 1934, as amended), of the company should be aware of their fiduciary duties to SEI and should be sensitive to the appearance of impropriety with respect to any of their personal transactions in SEI's publicly traded securities. Thus, the following restrictions apply to all transactions in SEI's publicly traded securities occurring in an employee's Account and in all other accounts in which the employee benefits directly or indirectly, or over which the employee exercises investment discretion.

o Blackout Period - Directors and Officers are prohibited from buying or selling SEI's publicly traded securities during the blackout period. The blackout periods are as follows:

     o for the first, second and third quarterly financial reports - begins at the close of the prior quarter and ends after SEI publicly announces the financial results for that quarter.

     o for the annual and fourth quarter financial reports - begins on the 6th business day of the first month following the end of the calendar year-end and ends after SEI publicly announces its financial results.

     All securities trading during this period may only be conducted with the approval of SEI's General Counsel or the Compliance Director. In no event may securities trading in SEI's stock be conducted while an Director or Officer of the company is in possession of material nonpublic information regarding SEI.

o Major Events - Employees who have knowledge of any SEI events or developments that may have a "material" impact on SEI's stock that have not been publicly announced are prohibited from buying or selling SEI's publicly traded securities before such announcements. (See definition of "material information" contained in III. A. above.)

o Short Selling and Derivatives Trading Prohibition - All employees are prohibited from engaging in short sales and options trading of SEI's common stock.

Section 16(a) directors and officers are subject to the following additional trading restriction.

o Short Swing Profits - Directors and Officers may not profit from the purchase and sale or sale and purchase of SEI's securities within 6 months of acquiring or disposing of Beneficial Ownership of that Security.

H.   Violations of the Insider Trading Policy

Unlawful trading of securities while in possession of material nonpublic information, or improperly communicating that information to others, is a violation of the federal securities laws and may expose violators to stringent penalties. Criminal sanctions may include a fine of up to $1,000,000 and/or ten years imprisonment. The SEC can recover the profits gained or losses avoided through the violative trading, a penalty of up to three times the illicit windfall or loss avoided, and an order permanently enjoining violators from such activities. Violators may be sued by investors seeking to recover damages for insider trading violations. In addition, violations by an employee of SEI may expose SEI to liability. SEI views seriously any violation of this Policy, even if the conduct does not, by itself, constitute a violation of the federal securities laws. Violations of this Policy constitute grounds for disciplinary sanctions, including dismissal.

                             SEI INVESTMENTS COMPANY
                    CODE OF ETHICS AND INSIDER TRADING POLICY

                                    EXHIBITS

     Exhibit 1        Pre-clearance Request Form

     Exhibit 2        Account Opening Letters to Brokers/Dealers

     Exhibit 3        Initial Holdings Report

     Exhibit 4        Quarterly Transaction Report

     Exhibit 5        Annual Securities Holdings Report

     Exhibit 6        Annual Compliance Certification

                                    EXHIBIT 1
--------------------------------------------------------------------------------
                            PRECLEARANCE REQUEST FORM
--------------------------------------------------------------------------------
Name:                               Date:

Ext #:                              Title/Position:

--------------------------------------------------------------------------------
Transaction Detail: I request prior written approval to execute the following trade:
--------------------------------------------------------------------------------

Buy: /_/  Sell: /_/  Security Name:                Security type:

No. of Shares:       Price:                        If sale, date acquired:

Held in an SEI Portfolio: Yes /_/  No /_/

If yes, provide: (a) the Portfolio's name:

(b) the date Portfolio bought or sold the security:

Initial Public Offering:               Private Placement:
/_/ Yes  /_/ No                        /_/ Yes  /_/ No
--------------------------------------------------------------------------------
Disclosure Statements
--------------------------------------------------------------------------------

I hereby represent that, to the best of my knowledge, neither I nor the registered account holder: (1) have knowledge of a possible or pending purchase or sale of the above security in any of the portfolios for which SEI acts as an investment adviser, distributor, administrator, or for which SEI oversees the performance of one or more it sub-advisers; (2) is in possession of any material nonpublic information concerning the security to which this request relates; and
(3) is engaging in any manipulative or deceptive trading activity.

I acknowledge that if the Compliance Officer to whom I submit this written request determines that the above trade would contravene SEI Investments Company's Code of Ethics and Insider Trading Policy ("the Policy"), the Compliance Officer in his or her sole discretion has the right not to approve the trade, and I undertake to abide by his or her decision.

I acknowledge that this authorization is valid for a period of three (3) business days.
--------------------------------------------------------------------------------
Signature:                                         Date:

--------------------------------------------------------------------------------
Compliance Officer's Use Only
--------------------------------------------------------------------------------
Approved: /_/                 Disapproved: /_/     Date:

By:                           Comments:
--------------------------------------------------------------------------------
Transaction Report Received: Yes /_/   No /_/
--------------------------------------------------------------------------------

Note: This preclearance will lapse at the end of the day on , 20 . If you decide not to effect the trade, please notify the Compliance Department or designated Compliance Officer immediately.

                                    EXHIBIT 2


Date:

Your Broker
street address
city, state, zip code

Re:  Your Name
     your S.S. number or account number


Dear Sir or Madam:

Please be advised that I am an employee of SEI Investments Distribution, Co., a registered broker/dealer an/or SEI Investments Management Corporation, a registered investment adviser. Please send duplicate statements only of this brokerage account to the attention of:

                             SEI Investments Company
                         Attn: The Compliance Department
                            One Freedom Valley Drive
                                 Oaks, PA 19456

This request is made pursuant to SEI's Code of Ethics and Insider Trading Policy and Rule 3050 of the NASD's Code of Conduct.

Thank you for your cooperation.

Sincerely,


Your name

Date:

[Address]

     Re:  Employee Name
          Account #
          SS#


Dear Sir or Madam:

Please be advised that the above referenced person is an employee of SEI Investments Distribution, Co., a registered broker/dealer and/or SEI Investments Management Corporation, a registered investment adviser. We grant permission for him/her to open a brokerage account with your firm and request that you send duplicate statements only of this employee's brokerage account to:

                             SEI Investments Company
                         Attn: The Compliance Department
                            One Freedom Valley Drive
                                 Oaks, PA 19456

This request is made pursuant to SEI's Code of Ethics and Insider Trading Policy and Rule 3050 of the NASD's Code of Conduct.

Thank you for your cooperation.


Sincerely,


Cynthia M. Parrish
Compliance Director

                                    EXHIBIT 3

                     SEI INVESTMENTS MANAGEMENT CORPORATION
                             INITIAL HOLDINGS REPORT


Name:___________________________________________________________________________

Signature:____________________________________________________________

Submission Date:_____________________



                     Number of                         Name of Broker, Dealer or
Title of Security    Shares Held   Principal Amount  Bank Where Security is Held
================================================================================





================================================================================

This report must be submitted within 10 days of becoming an Access, Investment or Portfolio Person under SEI Investments Company's Code of Ethics. All securities holdings must be reported on this form.

I confirm that the above list is an accurate and complete listing of all securities in which I have a direct or indirect beneficial interest.

____________________________________________________________________
Signature

______________________
Date

____________________________________________________________________
Received by:

                                    EXHIBIT 4

                     SEI INVESTMENTS MANAGEMENT CORPORATION

                          QUARTERLY TRANSACTION REPORT

   Transaction Record of Securities Directly or Indirectly Beneficially Owned
                  ________________, 2000 to ____________, 2000

Name:___________________________________________________________________________

Signature:______________________________________________________________________

Submission Date:________________________________________________________________





                       Number of      Broker/
                      Shares and      Dealer         Issuer &
         Principal      Type of         or           Title of
Date      Amount      Transaction      Bank          Security        Price
================================================================================




================================================================================

This report is required of all officers, directors and certain other persons under Section 204 of the Investment Advisers Act of 1940 and Rule 17j-1 of the Investment Company Act of 1940 and is subject to examination. Transactions in direct obligations of the U.S. Government need not be reported. In addition, persons need not report transactions in bankers' acceptances, certificates of deposit, commercial paper or open-end investment companies. The report must be returned within 10 days of the applicable calendar quarter end. The reporting of transactions on this record shall not be construed as an admission that the reporting person has any direct or indirect beneficial ownership in the security listed.

By signing this document, I represent that all reported transactions were pre-cleared through the Compliance Department or the designated Compliance Officer in compliance with the SEI Investments Company Code of Ethics and Insider Trading Policy.

                                    EXHIBIT 5

                                 SEI INVESTMENTS
                        ANNUAL SECURITIES HOLDINGS REPORT
                            As of December 31, 19__

Employee Name: ____________________________________________

--------------------------------------------------------------------------------
                                                                Account Number
                                                                  and Name of
                                                                Brokerage Firm
                   Number           Type of Ownership          Where Securities
Security         of Shares         (direct or indirect)            are Held
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I confirm that the above list is an accurate and complete listing of all securities in which I have a direct or indirect beneficial interest.

__________________________________          ____________________________________
Name                                        Received by

__________________________
Date

Note: Do not report holdings of U.S. Government securities, bankers' acceptances, certificates of deposit, commercial paper and mutual funds.

                                    EXHIBIT 6

                                 SEI INVESTMENTS
                                 CODE OF ETHICS
                         ANNUAL COMPLIANCE CERTIFICATION


TO: Compliance Department

FROM:

DATE:

1. I hereby acknowledge receipt of a copy of the Code of Ethics and Insider Trading Policy.

2. I have read and understand the Code of Ethics and Insider Trading Policy and recognize that I am subject thereto.

3. I hereby declare that I have complied with the terms of the Code of Ethics and Insider Trading Policy.


Signature: __________________________________________________________

Date: _______________________

Received by: ________________________________________________________